Exhibit 10.30

AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 6 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 30, 2009, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation, as Servicer (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY TO THE AGREEMENT (as defined below) (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

The Seller, the Servicer, each member of each of the Purchaser Groups and the Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified from time to time, the “Agreement”); and

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to Agreement.

2.1 The definition of “Receivable” set forth on Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

“Receivable” means any indebtedness and other obligations owed to the Seller or any Originator by, or any right of the Seller or any Originator to payment from or on behalf of, an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto; provided however, that “Receivable” shall not include any Excluded Receivable or any such indebtedness and such other obligations or any such right to payment arising in connection with the sale of goods or the rendering of services by the Taylor Division of Worthington Steel of Michigan, Inc. or the Worthington Machine Technology Division of The Worthington Steel Company, an Ohio corporation. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

2.2 The following definition of “Excluded Obligor” is hereby added to Exhibit I to the Agreement, as alphabetically appropriate:

“Excluded Obligor” means General Motors Corporation, Chrysler LLC or any of their respective Affiliates.

2.3 The following definition of “Excluded Receivable” is hereby added to Exhibit I to the Agreement, as alphabetically appropriate:

“Excluded Receivable” means any indebtedness and other obligations owed to the Seller (as the assignee of the related Originator) or any Originator by, or any right of any Originator to payment from or on behalf of, any Excluded Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator, and includes the obligation to pay any finance charges, fees and other charges with respect thereto.

2.4 Schedule V to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

3. Representations and Warranties. The Seller and the Servicer each hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party to the Agreement as follows:

(a) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of: (i) counterparts of: (a) this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and (b) those certain Assignment Agreements, dated as of the date hereof, between the Seller and The Worthington Steel Company, an Ohio corporation, and between the Seller and The Gerstenslager Company, a Michigan corporation (whether by facsimile or otherwise) executed by each of the parties thereto, (ii) certified copies of: (a) the resolutions of the Board of Directors of each of the Seller and Worthington authorizing the execution, delivery and performance by such Person, as the case may be, of the Agreement, this Amendment and the other Transaction Documents to which it is a party, (b) all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to the Agreement, this Amendment and the other Transaction Documents and (c) the certificate of incorporation and by-laws or certificate of formation and limited liability company agreement or any other organizational document, as applicable, together with all amendments thereto executed on or prior to the date hereof, of the Seller and Worthington, (iii) a certificate of the Secretary or Assistant Secretary of each of the Seller and Worthington certifying the names and true signatures of its officers who are authorized to sign the Agreement, this Amendment and the other Transaction Documents, (iv) good standing certificates with respect to each of the Seller and the Servicer issued by the Secretary of State (or similar official) of the state of each such Person’s organization and (v) such other documents, instruments and opinions as the Administrator may reasonably request.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES CORPORATION, as Seller

By:	/s/ Matthew A. Lockard
Name: Title:	Matthew A. Lockard Treasurer

WORTHINGTON INDUSTRIES, INC., as Servicer

By:	/s/ B. Andrew Rose
Name: Title:	B. Andrew Rose Vice President

MARKET STREET FUNDING LLC, as a Purchaser

By:	/s/ Doris J. Hearn
Name: Title:	Doris J. Hearn Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as a Purchaser Agent

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

EXHIBIT A

SCHEDULE V

INELIGIBLE OBLIGORS

1. Duffy Tool and Stamping, LLC

2. Bettcher Manufacturing LLC